                                                                    EXHIBIT 10.2


    FIRST AMENDMENT TO AMENDED AND RESTATED FINANCING AND SECURITY AGREEMENT

         THIS FIRST AMENDMENT TO AMENDED AND RESTATED FINANCING AND SECURITY AGREEMENT (this "Agreement") is made as of the ____ day of November, 2000, effective as of September 30, 2000, by and among ARC CAPITAL CORPORATION II, a Tennessee corporation ("ARCC"), the other Borrowers, if any, listed on the signature pages hereof (the "Additional Borrower", collectively with the Original Borrower, the "Borrower") and BANK UNITED, as agent (the "Agent") as agent for itself and the other lenders who are or shall be from time to time participating as lenders (collectively, the "Lenders") hereunder pursuant to the Agency Agreements dated June 8, 1999 and October 1, 1999 or any amendment thereto (as amended, restated or substituted from time to time the "Agency Agreement").

                                    RECITALS

         A. The Lenders have provided to the Borrowers a credit facility (such credit facility, as modified, increased, extended, restated or substituted, is referred to hereinafter as the "Credit Facility" or the "Loan") in the maximum principal sum of up to $100,000,000 or such greater amount not to exceed $150,000,000 as the Lenders may from time to time commit to lend pursuant to any Agency Agreement. Advances or readvances of the Loan have been made pursuant to, and secured by, the provisions of that certain Amended and Restated Financing and Security Agreement dated February 11, 2000 by and between the Agent and ARC Capital Corporation II, a Tennessee corporation (the "Financing Agreement").

         B. The advances under the Loan are evidenced by promissory notes made or to be made by one or more of the Borrowers for the benefit of each of the Lenders in the aggregate principal sum of the then-applicable Credit Facility Committed Amount (as amended, restated, renewed or resubstituted from time to time, the "Notes"). Each of the Notes is being amended pursuant to the terms of a First Amendment to Promissory Note of even date herewith. The Notes are secured by, among other things, certain Deeds of Trust (as defined in the Financing Agreement) from the Borrowers in favor of the Agent for the benefit of the Lenders covering such Borrowers' interest in the Land and the Improvements for the applicable Facility (as defined in the Financing Agreement) or certain assignments to the Lenders of Assigned Notes secured by Deeds of Trust payable to Borrowers in connection with Synthetic Lease Transactions and Collateral Assignments and such other real and personal property as shall be therein more particularly set forth (collectively, the "Property"). The Credit Facility is evidenced, secured and guaranteed by the Financing Documents (as defined in the Financing Agreement).

         C. The Borrowers obligations under the Credit Facility are guaranteed by American Retirement Corporation, a Tennessee corporation (the "Guarantor") pursuant to the terms of the Amended and Restated Guaranty of Payment Agreement dated February 11, 2000 (the "Guaranty").

         D. The Borrowers have requested and the Lenders have agreed to modify certain provisions of the Financing Agreement and the Guaranty.

         E. The Lenders have required, as a condition to continuing to make available the Credit Facility, that the Borrowers execute and deliver this Agreement to the Agent.

         NOW, THEREFORE, in consideration of the premises, the mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Agent hereby agree as follows:

         1. The above Recitals are a part of this Agreement. Unless otherwise expressly defined in this Agreement, terms defined in the Financing Agreement or the Construction Agreement shall have the same meaning under this Agreement.

         2. The Financing Agreement is hereby amended as follows:

            (a) The following definitions in Section 1.1 of the Financing Agreement are amended and restated in their entirety as follows:


            "Interest Rate Margin" means, effective as of December 1, 2000 which is the first day of the next Eurodollar Period, and thereafter, two hundred sixty (260) basis points per annum; provided, however, for any fiscal quarter in which the Guarantor's ratio of EBITDAR to Interest and Rent equals or exceeds 1.50 to 1.00, the applicable interest rate margin per annum shall be determined in accordance with the following table:

                   ----------------------------------------------------------
                   COLLATERAL VALUE RATIO             INTEREST RATE MARGIN
                   ----------------------------------------------------------
                   Greater than 65%                   260 basis points
                   ----------------------------------------------------------
                   Equal to or Less than 65%          250 basis points
                   ----------------------------------------------------------

            "Stabilized Project" means a Facility which has achieved Resident Occupancy of at least 85% for three (3) consecutive months and a Debt Service Coverage Ratio of not less than 1.25 to 1.00 for one full fiscal quarter including a Facility which was a Development Project which has satisfied the foregoing Resident Occupancy and Debt Service Coverage Ratio requirements.

            "Tangible Net Worth" means, at any time, the sum at such time of Net Worth less the total of (a) all assets which would be classified as intangible assets under GAAP, including goodwill, trademarks, trademark applications, trade names, service marks, patent applications and licenses, and deferred charges, (b) pre-opening costs, organizational costs and deferred financing costs, and (c) advances or loans made to or receivables from any unconsolidated affiliates of which the Guarantor owns less than fifty percent (50%) or any stockholder of the

         Guarantor or any affiliate. All assets classified in the Guarantor's financial statements as leaseholds of Senior Living Facilities or leasehold acquisition costs related to Senior Living Facilities shall be included as tangible assets in the calculation of its Tangible Net Worth with the exception of leasehold acquisition costs, if any, for the Senior Living Facility known as "Freedom Plaza Peoria".

            (b) The last sentence of subsection (d) of Section 2.1 (The Loan) which previously read as follows:


            "No Eligible Project may remain in the Borrowing Base for more than a period of thirty (30) full calendar months; however, such Eligible Project will remain as Collateral unless released in accordance with this Agreement."

is hereby deleted and replaced with the following sentences:

            "At the option of the Lenders, the Borrowers shall be required to remove an Eligible Project from the Borrowing Base at any time after it has been in the Borrowing Base for thirty (30) full calendar months. In such event, the Borrowers shall remove the Eligible Project from the Borrowing Base within one hundred twenty (120) days of notice from the Agent of the Lenders' decision. Any such Eligible Project will remain as Collateral unless released in accordance with this Agreement."

            (c) Subsection (d) of Section 7.2.2 (Pool A Project Covenants) is hereby amended and restated in its entirety as follows:

            (d) Each Development Project, in order to qualify as a Pool A Project, shall satisfy the following "Minimum Occupancy Requirement". A minimum Resident Occupancy of at least 18 residents by the end of its first six Operating Months plus an average of a net additional three
         (3) residents per month thereafter (measured quarterly and averaged for all three-months periods) until 85% Resident Occupancy is achieved. For first fiscal quarter after 85% Resident Occupancy is achieved, each Development Project in order to qualify as a Pool A Project shall also achieve a Debt Service Coverage Ratio of not less than 1.00 to 1.00, not less than 1.10 to 1.00 for the next fiscal quarter and not less than 1.25 to 1.0 for the quarter thereafter; and for each such quarter shall also maintain such 85% Resident Occupancy (and, upon satisfying such the 1.25 to 1.00 Debt Service Coverage, shall be classified as a Stabilized Project.)

            (d) The following new Section 4.16 (Consent to Releases) is hereby added to the Financing Agreement:

            "Section 4.16 Consent to Releases.

         Anything contained in this Agreement to the contrary herein notwithstanding, no Eligible Project may be released as Collateral without the consent of all Lenders; provided, however, the

Lenders hereby consent to the release of the Eligible Project known as Cleveland Heights in accordance with the terms of the Financing Agreement."

            (e) The following new Section 4.17 (Operating Deficiency Reserve Account) is hereby added to the Financing Agreement:

            Section 4.17 Operating Deficiency Reserve Account.

            On or before the date of this Agreement, the Borrowers shall have delivered to the Agent $1,000,000 (the "Operating Deficiency Reserve") to be deposited with the Agent in an account (the "Operating Deficiency Reserve Account") pledged to the Agent on behalf of the Lenders to secure the Borrowers' Obligations pursuant to the Assignment of Deposit Account of even date herewith. The Agent alone shall have the authority to make advances from the Operating Deficiency Reserve Account pursuant to Section 4.18.

            (f) The following new Section 4.18 (Funding of Operating Deficiencies and Limitations on Advances) is hereby added to the Financing
Agreement:

            Section 4.18 Funding of Operating Deficiencies and Limitations on Advances.

            For all Eligible Projects in the Borrowing Base as of the date hereof, no additional availability in the Borrowing Base or reimbursement will be given for construction hard or soft costs. For operating deficits or working capital requirements of the Eligible Projects listed on Exhibit A attached hereto, the following will be the order and source of funding:

            (a) For the quarter ending December 31, 2000, the Borrowers will fund out-of-pocket (without eligibility for reimbursement under the Credit Facility) the difference between (i) the projected aggregate operating deficits for all such Eligible Projects and (ii) the sum of
         (A) the Operating Deficiency Reserve and (B) the remaining budgeted availability in the Credit Facility for such Eligible Projects.

            (b) Thereafter, the Borrowers may request advances from the Operating Reserve Deficiency Account (without eligibility for reimbursement under the Credit Facility) until it is either exhausted or released pursuant to Section 4.19 hereof.

            (c) Thereafter, advances for operating deficits or working capital requirements, for such Eligible Projects may be made from the Credit Facility.

            (d) The amounts estimated to be funded from each source described in subsection 4.18 (a), (b) and (c) above for the period beginning October 1, 2000 until such Eligible Projects reach break-even operations based on current projections are set forth as follows:

                  -------------------------------------------------------------
                  Amount to be funded by                          $534,000
                  Borrowers for Operating
                  Deficiencies
                  -------------------------------------------------------------
                  Amount to be funded from                       $1,000,000
                  Operating Deficiency Reserve
                  -------------------------------------------------------------
                  Amount to be Funded from                       $4,010,000
                  availability under Credit
                  Facility
                  -------------------------------------------------------------
                  Total Projected Operating                      $5,544,000
                  Deficits
                  -------------------------------------------------------------

            (e) Anything to the contrary set forth in subsection (a) through (d) notwithstanding, on or before the last Bank Day of each fiscal quarter, beginning with the quarter ending December 31, 2000, the Borrowers shall submit a report projecting the aggregate dollar amount of operating deficits until all Eligible Projects reach break-even operations, net of aggregate remaining budgeted availability in the Credit Facility from such Eligible Projects which are not Stabilized Projects. If necessary as a result of such report after review and acceptance by the Lenders an based upon the aggregate difference between projected operating deficits and remaining budget availability, the amount of Operating Deficiency Reserve will be replenished and/or increased by the Borrowers upon demand by the Agent. Failure to deliver such funds to the Agent within three (3) Banking Days of demand shall constitute an Event of Default under the Financing Documents.

            (g) The following new Section 4.19 (Release of Operating Deficit Reserve) is hereby added to the Financing Agreement:

            Section 4.19 Release of Operating Deficit Reserve.

            The balance then held in Operating Deficiency Reserve Account will be released to the Borrowers in whole or in part when the Lenders determine that funds remaining to be advanced from the Operating Reserve portion of the Eligible Project Total Development Budgets is adequate to fund all projected operating deficits for the Eligible Projects described in the Section 4.18. The Lenders will continue to reserve the right to require additional operating deficit escrows to be posted with the Agent in accordance with the provisions of Section

         4.18 and Section 4.20 at such time or times as the Agent determines that funds available under the Credit Facility are inadequate.

            (h) The following new Section 4.20 (Additional Funds) is hereby added to the Financing Agreement:

            Section 4.20 Additional Funds.

            If at any time the unpaid costs, both direct and indirect costs and calculated on a line item by line item basis, necessary to complete any Development Project and the projected Operating Reserve for any Eligible Project exceed the Total Development Budget or of any line item in any Total Development Budget, as determined by the Agent in the reasonable exercise of its discretion (and after giving effect to any contingencies), the Borrowers shall provide from sources other than the Credit Facility the funds necessary to pay the total costs or the costs of the line item in the Total Development Budget which exceed the amount budgeted, as the case may be. The Borrowers may be required to deposit with the Lender from time to time such amounts as may be required to pay these costs (the "Deposit") in excess of the maximum availability in the Borrowing base for such Eligible Project. In making advances under this Agreement, the Agent shall draw first upon the Deposit until such sums are exhausted, and then upon the proceeds of the Credit Facility.

            (i) The Guarantor Certificate and Attachment 1 through 6 attached to Exhibit E to the Financing Agreement are hereby replaced by the amended and restated schedules attached hereto as Exhibit B to be completed by the Guarantor and delivered to the Agent at the times required by the Financing Agreement.

         3. The agreements of the Agent under this Agreement are subject to the following terms and conditions, time being of the essence:

            (a) Execution and delivery by the Borrower and/or the Guarantor as applicable of each of the following documents (collectively the "Modification Agreements"):

                (i) This Agreement;

                (ii) The First Amendment to Amended and Restated Guaranty of Payment Agreement;

                (iii) A First Amendment to Promissory Note for each of the Notes; and

                (iv) An Assignment of Deposit Account for the Operating Deficit Deposit.

            (b) The Borrowers shall have paid to the Lender's their pro rata share of a fee in consideration for the Modification Agreements of .125% of the Credit Facility Committed Amount.

            (c) The Agent shall have received an opinion of counsel for the Borrowers and Guarantor in form and substance satisfactory to the Agent and all due diligence items listed on the closing checklist.

            (d) The Borrowers have paid all costs and expenses of the agent and the other Lenders, including, but not limited to, legal fees in connection with the preparation and execution of Modification Agreements.

            (e) The Lenders shall be satisfied with their review of the commitment by another lender to refinance the Eligible Project known as "Cleveland Heights".

            (f) The Lenders shall have received and be satisfied with their review of a pro forma Borrowing Base Report showing, among other things, the effect of the modifications set forth in this Agreement.

            (g) The Agent shall have received current title bring-downs on all Eligible Projects in the Borrowing Base.

         4. The Borrowers hereby waive their claim that they were entitled to a reduction in the Interest Rate Margin below 235 basis points for any period prior to the date hereof.

         5. Except as specifically set forth herein, the terms, provisions and covenants of the Financing Agreement are hereby ratified and confirmed and remain in full force and effect.

         6. This Agreement may be executed in any number of duplicate originals or counterparts, each of such duplicate originals or counterparts shall be deemed to be an original and all taken together shall constitute but one and the same instrument.

         7. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Texas, without regard to principles of choice of law.




                         [SIGNATURES ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered under seal by their duly authorized representatives as of the date and year first written above.


                                    BORROWER:

WITNESS/ATTEST:                     ARC CAPITAL CORPORATION II
                                    a Tennessee corporation



                                    By:                                   (SEAL)
-------------------------------         ----------------------------------
                                        George T. Hicks
                                        Executive Vice President

WITNESS/ATTEST:                     ARC CARRIAGE CLUB OF JACKSONVILLE, INC,
                                    a Tennessee corporation



                                    By:                                   (SEAL)
-------------------------------         ----------------------------------
                                        George T. Hicks
                                        Executive Vice President

WITNESS/ATTEST:                     ARC SANTA CATALINA, INC., a Tennessee
                                    corporation



                                    By:                                   (SEAL)
-------------------------------         ----------------------------------
                                        George T. Hicks
                                        Executive Vice President


                                    AGENT:

WITNESS/ATTEST:                     BANK UNITED, as Agent for the Lenders



                                    By:                                   (SEAL)
-------------------------------         ----------------------------------
                                        Name:
                                        Title:

                             AGREEMENT OF GUARANTOR

         The undersigned is the "Guarantor" under an Amended and Restated Master Guaranty of Payment Agreement, dated February 11, 2000 as amended pursuant to the First Amendment to Amended and Restated Guaranty of Payment Agreement of even date herewith (as amended, modified, substituted, extended and renewed from time to time, the "Guaranty") (as amended, modified, substituted, extended and renewed from time to time, the "Performance Guaranty"), in favor of the Agent on behalf of the Lenders. In order to induce the Lender to enter into the foregoing Agreement, the undersigned (a) consents to the transactions contemplated by, and agreements made by the Borrower under, the foregoing Agreement, including without limitation the addition and (b) ratifies, confirms and reissues the terms, conditions, promises, covenant, grants, assignments, security agreements, agreements, representations, warranties and provisions contained in the Guaranty, the Performance and the other Financing Documents entered into by the Guarantor. Without limiting the generality of the foregoing, the Guarantor covenants and agrees that it guarantees the obligations of the Additional Borrower under the Credit Facility to the same extent as its guaranty of the obligations of the Original Borrower.

         WITNESS signature and seal of the undersigned as of the date of the Agreement.


WITNESS/ATTEST:                     AMERICAN RETIREMENT CORPORATION a Tennessee
                                    corporation



                                    By:                                   (SEAL)
-------------------------------         ----------------------------------
                                        George T. Hicks
                                        Executive Vice President

                                    Exhibit A

         List of Eligible Projects Not Stabilized as of October 1, 2000

           Project Name                                          Location
           ------------                                          --------

1. Greenwood Village                             Greenwood Village, Colorado, Arapahoe County,

2. Cleveland Heights                             Cleveland Heights, Ohio, Cuyahogo County

3. Homewood Residence at Boynton Beach           Boynton Beach, Florida Palm Beach County

4. Homewood Residence at Coconut Creek           Coconut Creek, Florida Broward County

5. Homewood Residence at Richmond Heights        Richmond Heights, Ohio, Cuyahoga County

6. Homewood Residence at Delray                  Delray Beach, Florida, Palm Beach

7. Acorn-Padgett Place                           Arlington, Texas, Tarrant County

8. Acorn-Shavano Park                            Shavano Park, Texas, Bexar County

                                    EXHIBIT B

                              GUARANTOR CERTIFICATE

         The undersigned, being the duly elected, qualified and acting ______________ of the Guarantor, on behalf of the Guarantor, hereby certifies and warrants that:

         1. He or she is the _____________ of the Guarantor and that, as such, he or she is authorized to execute this certificate on behalf of the Guarantor.

         2. As of the (fiscal quarter) (fiscal year) ending as of ________________, ____:

            (a) The Guarantor is not in default of any of the provisions of the Amended and Restated Guaranty of Payment dated February 11, 2000, as amended, modified or restated from time to time;

            (b) The Guarantor's Tangible Net Worth was $_______________ as computed on Attachment 1 hereto;

            (c) The Guarantor's ratio of Total Funded Debt to Total Capital was ____% as computed on Attachment 2 hereto;

            (d) The Guarantor's ratio of Funded Debt to Adjusted Total Capital was ___% as computed on Attachment 3 hereto;

            (e) The Guarantor's ratio of EBITDAR to Interest and Rent was __________ to 1.0 on a rolling four (4) quarters basis as computed on Attachment 4 hereto;

            (f) The Guarantor's ratio of EBITDAR to Interest and Rent was _____ to 1.0 on a single quarter basis as computed on attached 4 hereto.

            (g) The Guarantor's Current Ratio was _____ as computed on Attachment 5 hereto.

            (h) The value of the Guarantor's Liquid Assets was $_____ as computed on Attachment 6 hereto.

            (i) The Guarantor's Fixed Charge Coverage Ratio was ____ to 1.0 as computed on Attachment 7 hereto.

         IN WITNESS WHEREOF, the undersigned has executed and delivered this certificate, this ______ day of ______________, 200_.


                                    GUARANTOR:
                                    AMERICAN RETIREMENT CORPORATION



                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:

ATTACHMENT 1

                                                      Period Ending:____ , _____

Tangible Net Worth*:

1.       Net Worth                                            $__________
         less

2.       (a)      all intangible assets                       $__________

         (b)      pre-opening costs, organization costs
                  and deferred financing costs                $__________

         (c)      loans to or receivables from
                  unconsolidated affiliates                   $__________

Actual Tangible Net Worth = $_______________

Required Tangible Net Worth = $92,000,000 as of September 30, 2000, plus 50% of Guarantor's Net Income (if positive) of $__________, plus seventy-five percent (75%) of the net proceeds to Guarantor of any equity capital (or equity equivalent) securities offering received during such period ($_______ x .75 = $_________).

"Tangible Net Worth" means, at any time, the sum at such time of Net Worth less the total of (a) all assets which would be classified as intangible assets under GAAP, including goodwill, trademarks, trademark applications, trade names, service marks, patent applications and licenses, and deferred charges, (b) pre-opening costs, organizational costs and deferred financing costs, and (c) advances or loans made to or receivables from any unconsolidated affiliates of which the Guarantor owns less than fifty percent (50%) or any stockholder of the Guarantor or any affiliate. All assets classified in the Guarantor's financial statements as leaseholds of Senior Living Facilities or leasehold acquisition costs related to Senior Living Facilities shall be included as tangible assets in the calculation of its Tangible Net Worth with the exception of leasehold acquisition costs, if any, for the Senior Living Facility known as "Freedom Plaza Peoria".

ATTACHMENT 2

Period Ending: ______________, 200_

Ratio of Total Funded Debt to Total Capital

         1.       Total Funded Debt          $______________ *

         2.       Total Capital              $______________ **

Ratio:   _____%

Required Ratio:   not greater than 70%

* "Total Funded Debt" means the sum of the following but shall exclude trade and other accounts payable in the ordinary course of business in accordance with customary trade terms and which are not overdue (as determined in accordance with customary trade practices) or which are being disputed in good faith by the Guarantor and for which adequate reserves are being provided on the books of the Guarantor in accordance with GAAP:

(a)      indebtedness for borrowed money ($______) or for the
         deferred purchase price of property, or services
         ($________)                                                  $_________

(b)      obligations in respect of letters of credit, banker's
         or other acceptances or similar obligations issued or
         created for the account of the Guarantor                     $_________

(c)      lease obligations which have been or should be, in
         accordance with GAAP, capitalized on the books of the
         Guarantor                                                    $_________

(d)      liabilities secured by any property owned by the
         Guarantor to the extent attached to the Guarantor's
         interest in such property even though Guarantor is
         not liable for the payment thereof                           $_________

(e)      any obligation of the Guarantor or a commonly
         Controlled Entity to a Multiemployer Plan                    $_________

(f)      Synthetic Lease Funded Debt (as defined in the
         Financing Agreement)                                         $_________

(g)      all liabilities of a joint venture whether such joint
         venture is consolidated or unconsolidated                    $_________

(h)      Contingent Funded Debt (as defined in the Financing
         Agreement)                                                   $_________

**  "Total Capital" means the sum of the following:

(a)      Net Worth                                                    $_________

(b)      Total Funded Debt                                            $_________

(c)      Subordinated Debt                                            $_________

(d)      Value of Assets Associated with Contingent Debt              $_________

ATTACHMENT 3

Period Ending: ___________, 200__

Ratio of Funded Debt* to Adjusted Total Capital

         1.       Funded Debt                        $                  *
                                                      -----------------
         2.       Adjusted Total Capital             $                  **
                                                      -----------------

Ratio:   _____%

Required Ratio:   not greater than 70%

* "Funded Debt" means the sum of the following but shall exclude trade and other accounts payable in the ordinary course of business in accordance with customary trade terms and which are not overdue (as determined in accordance with customary trade practices) or which are being disputed in good faith by the Guarantor and for which adequate reserves are being provided on the books of the Guarantor in accordance with GAAP:

 (a)      indebtedness for borrowed money ($______) or for the
          deferred purchase price of property, or services
          ($________)                                                 $_________

 (b)      obligations in respect of letters of credit, banker's
          or other acceptances or similar obligations issued or
          created for the account of the Guarantor                    $_________

 (c)      lease obligations which have been or should be, in
          accordance with GAAP, capitalized on the books of the
          Guarantor                                                   $_________

 (d)      liabilities secured by any property owned by the
          Guarantor to the extent attached to the Guarantor's
          interest in such property even though Guarantor is
          not liable for the payment thereof                          $_________

 (e)      any obligation of the Guarantor or a commonly
          Controlled Entity to a Multiemployer Plan                   $_________

 (f)      all liabilities of a joint venture whether such joint
          venture is consolidated or unconsolidated                   $_________

**  "Adjusted Total Capital" means the sum of the following:

(a)      Net Worth                                                    $_________

(b)      Funded Debt                                                  $_________

(c)      Subordinated Debt                                            $_________

ATTACHMENT 4

A.       Four (4) consecutive quarters ending: _______________, 200__

Ratio of EBITDAR, to Interest plus Rent

         1. EBITDAR* $___________ (calculated as follows)

            Net Income              $_____________
            Plus Net Interest       $_____________
            Plus Taxes              $_____________
            Plus Depreciation       $_____________
            Plus Amortization       $_____________
            Plus Rent               $_____________

         2. Interest $__________________

            (Interest expense [excluding amortization of prepaid financing costs] of $_______ net of interest income of $_________ equals $______________.)

                  Rent              $_________
Total of Interest plus Rent         $_________

Ratio:   _____ to 1.0

Required Ratio:

               ----------------------------------------------------------------
                       Period Ending                               Ratio
               ----------------------------------------------------------------
                     September 30, 2000                        1.10 to 1.00
               ----------------------------------------------------------------
                     December 31, 2000                         1.10 to 1.00
               ----------------------------------------------------------------
                       March 31, 2001                          1.10 to 1.00
               ----------------------------------------------------------------
                       June 30, 2001                           1.10 to 1.00
               ----------------------------------------------------------------
                     September 30, 2001                        1.15 to 1.00
               ----------------------------------------------------------------
                     December 31, 2001                         1.20 to 1.00
               ----------------------------------------------------------------
                       March 31, 2002                          1.30 to 1.00
               ----------------------------------------------------------------
                       June 30, 2002                           1.40 to 1.00
               ----------------------------------------------------------------


B. One (1) quarter ending: ____________, 200__ Ratio of EBITDAR to Interest Plus
   Rent:

         1. EBITDAR* $___________ (calculated as follows)

            Net Income              $_____________
            Plus Net Interest       $_____________
            Plus Taxes              $_____________
            Plus Depreciation       $_____________
            Plus Amortization       $_____________
            Plus Rent               $_____________

         2. Interest $__________________

         (Interest expense [excluding amortization of prepaid financing costs] of $_______ net of interest income of $_________ equals $______________.)

                  Rent              $_________
Total of Interest plus Rent         $_________

Ratio:   _____ to 1.0

Required Ratio:

               ----------------------------------------------------------------
                        Period Ending                             Ratio
               ----------------------------------------------------------------
                      September 30, 2000                      1.15 to 1.00
               ----------------------------------------------------------------
                      December 31, 2000                       1.00 to 1.00
               ----------------------------------------------------------------
                        March 31, 2001                        1.03 to 1.00
               ----------------------------------------------------------------
                        June 30, 2001                         1.15 to 1.00
               ----------------------------------------------------------------
                      September 30, 2001                      1.20 to 1.00
               ----------------------------------------------------------------
                      December 31, 2001                       1.30 to 1.00
               ----------------------------------------------------------------
                        March 31, 2002                        1.40 to 1.00
               ----------------------------------------------------------------
                        June 30, 2002                         1.50 to 1.00
               ----------------------------------------------------------------



*EBITDAR means earnings before interest, taxes, depreciation, amortization, and Rent. Any calculation of such ratio which includes the quarter ending December 31, 1999 shall exclude from the calculation of EBITDAR the amounts of both the actual extraordinary charges (but not more than $13,000,000) and the actual extraordinary gain (but not less than $3,000,000) taken by the Guarantor in that fiscal quarter which are listed with estimated amounts on Exhibit A attached to the Guaranty and shall at all times (i) exclude non-cash reserves for general and/or professional liability claims and the costs associated therewith, (ii) exclude all non-cash income arising from the contribution of assets to a joint venture, and (iii) include cash payments made for general and/or professional liability claims and the costs associated therewith.

ATTACHMENT 5

Period Ending: ________, 200__

Current Ratio

         1.       Current Assets                     $____________*

         2.       Current Liabilities                $____________**

Ratio of Current assets to Current Liabilities: ____ to ____

Required Ratio: not less than 1.0 to 1.0




* "Current Assets" means at the date hereof, the amount which, in conformity with GAAP, would be set forth opposite the caption "total current assets" (or any like caption) on a consolidated balance sheet of the Guarantor, excluding inventory, Prepaids (as defined by GAAP) and Restricted Cash (as defined by GAAP).

** "Current Liabilities" means at the date hereof, the amount which, in conformity with GAAP, would be set forth opposite the caption "total current liabilities" (or any like caption) on a consolidated balance sheet of the Guarantor, excluding balloon payments of principal greater than 300% of the regularly scheduled amortization payment in connection with such indebtedness, provided such indebtedness is refinanced within ninety (90) days of such balloon payment.

ATTACHMENT 6

Period Ending: ________, 200__

Liquid Assets

Value of cash, cash equivalents and marketable securities $_______________

Required Value: not less than the greater of (a) ten percent (10%) of Tangible Net Worth (as computed on Attachment 1) or (b) $12,000,000 plus (c) $.50 for every $1.00 (the "Additional Required Liquidity") of net equity capital that is invested after the date hereof by the Guarantor or its Subsidiaries in any of the new investments described in subparts (i) through (iv) below (individually, a "New Investment" or, collectively, the "New Investments") until such time or times as the Guarantor's ratio of EBITDAR for a fiscal quarter to the Guarantor's Interest and Rent for such period is equal to or greater than 1.40 to 1.00,

         (i) acquisition of Guarantor's convertible
subordinated debentures                                        $__________


         (ii) voluntary prepayments of debt balances other
than payments currently scheduled or required pursuant to the
terms of the documents evidencing such indebtedness            $__________

         (iii) acquisitions of Senior Living Facilities        $__________

         (iv) the dollar amount spent on new (i.e., first
initiated after the effective dated hereof) construction
either for expansion of existing or development of new Senior
Living Facilities                                              $__________


         The foregoing notwithstanding the following limitations shall apply to the Additional Required Liquidity: (1) New Investments must exceed $500,000 in a fiscal quarter in order to give rise to commensurate Additional Required Liquidity and thereafter, the Additional Required Liquidity shall be calculated on the amount of New Investments in excess of $500,000 in such quarter (Dollar amount of New Investments this period $_______); and (2) in all events, the minimum Liquid Assets requirement shall not exceed $25,000,000 (except to the extent 10% of the Guarantor's Tangible Net Worth exceeds $25,000,000).

         Notwithstanding the foregoing, the following New Investments shall not give rise to any Additional Required Liquidity: (1) the acquisition by the Guarantor or any Subsidiary of any Senior Living Facility which is currently a leasehold (Dollar amount this period $________); or (2) the cost of proposed expansion of the Senior Living Facility knows as "Park Regency" (Dollar amount this period $________).

         In addition, with regard to the sale of an asset the proceeds of which are invested in a new asset pursuant to a 1031 exchange transaction, only 50% of the net capital in excess of the 1031 sale proceeds included in the New Investment will be subject to the Additional Required Liquidity (Dollar amount of Net Capital in excess of 1031 proceeds this period $__________).

ATTACHMENT 7

Four (4) Consecutive Quarters Ending ________, 200__.

Fixed Charge Coverage Ratio:

Ratio of EBITDAR                    $________

to

Interest                            $________

plus

Scheduled or Required

Principal Payments                  $________

Rent                                $________
Total of Interest Plus
Scheduled or Required
Principal Payments Rent             $________

Ratio:  ____ to 1.0

Required Ratio: 1.05 to 1.0

*EBITDAR has been calculated in the same way as described on Attachment 4.